AMENDMENT NO. 1 TO
                             JOINT VENTURE AGREEMENT OF
                                  VICTORIA PARTNERS

          This Amendment No. 1 to Joint Venture Agreement of Victoria Partners (the "Amendment"), dated as of April 17, 1995, is entered into with reference to the Joint Venture Agreement of Victoria Partners (the "Joint Venture Agreement"), dated as of December 9, 1994, by and between MRGS Corp. ("MR Sub"), a Nevada corporation controlled by Mirage Resorts, Incorporated, a Nevada corporation ("MRI"), and Gold Strike L.V., a Nevada general partnership ("Gold Strike"). Capitalized terms used but not defined in this Amendment are used with the meanings set forth for such terms in the Joint Venture Agreement.

                                      PREAMBLE

          WHEREAS, MR Sub and Gold Strike desire to amend certain terms and provisions of the Joint Venture Agreement as provided herein, and in all other respects to confirm the terms and provisions of the Joint Venture Agreement.

          NOW, THEREFORE, MR Sub and Gold Strike agree as follows:

                 1. Amendment to Section 3.2. Section 3.2 of the Joint Venture Agreement is amended to read in its entirety as follows:

                 "Section 3.2  MR Sub Additional Capital Contributions.


                      (a) On the latest date practicable prior to the first draw on the Construction Financing, and concurrently with the additional capital contribution to the Joint Venture by Gold Strike pursuant to Section 3.3(a), MR Sub shall, as an additional Capital Contribution, transfer and convey, or cause to be transferred and conveyed, to the Joint Venture by Grant, Bargain, Sale Deed fee title to the Property, free and clear of all monetary liens and encumbrances and all other liens and encumbrances which would materially adversely affect the Joint Venture's intended use of the Property, other than such liens and encumbrances as are reflected on the amended proforma title policy dated March 2, 1995 issued by Chicago Title Insurance Company (File No. 94760086-A), which has been previously reviewed and approved by the Managing Venturer. Such transfer and conveyance shall not include

                                         EXHIBIT 10(c)
                           any water rights appurtenant to the Property, nor any of the existing wells, pumps, motors and related facilities located on the Property, all of which shall be retained and reserved by MR Sub or its Affiliates. MR Sub or its Affiliates shall also retain and reserve a perpetual easement over the Property to operate and maintain such wells, pumps, motors and related facilities, to transport water from such wells over the Property to adjacent property owned by an Affiliate of MR Sub and to operate, maintain and repair such transportation facilities. MR Sub or its Affiliates shall also retain and reserve a perpetual easement over the Property and the Desert Rose Motel property for the purposes of vehicular and pedestrian access to Las Vegas Boulevard South for the benefit of "Lot 3" indicated on Exhibit A hereto. The Venturers shall cooperate with each other with respect to the location of such easements, taking into account the intended location of the Facility on the Property.

                           At the time of the transfer and conveyance of the Property to the Joint Venture, MR Sub shall also grant, or cause to be granted, to the Joint Venture a perpetual non-exclusive easement over the approximately 56-foot-wide roadway consisting of the indicated portion of "Lot 1" on Exhibit A hereto for purposes of possible future access to the Property from Tropicana Avenue.

                           The parties agree that the fair market value of the Property is at least $30,000,000 as of the date of this Agreement. At the time of the transfer and conveyance of the Property to the Joint Venture, the parties shall agree as to the fair market value at that time, which shall not be less than $30,000,000.

                           All real property transfer taxes and other costs and expenses of transferring and conveying the Property to the Joint Venture shall be borne by MR Sub.

                      (b) MR Sub shall also make such additional cash capital contributions to the Joint Venture, if any, as are provided for pursuant to Section 3.3(c), concurrently with the making of additional cash capital contributions to the Joint Venture by Gold Strike pursuant to
                           Section 3.3(c)."

                 2. Amendment to Section 3.3. Section 3.3 of the Joint Venture Agreement is amended to read in its entirety as follows:

                 "Section   3.3    Gold   Strike   Additional   Capital
                                   Contributions.


                      (a) Prior to or concurrently with the transfer and conveyance of the Property to the Joint Venture by MR Sub pursuant to Section 3.2(a), Gold Strike shall make one or more additional cash capital contributions aggregating $30,000,000 to the Joint Venture. A portion of such additional capital contributions may consist of loan fees and expenses paid by Gold Strike on behalf of the Joint Venture in connection with the Construction Financing and other out-of-pocket fees and expenses paid by Gold Strike on behalf of the Joint Venture in connection with the Joint Venture's pre-construction activities.

                      (b)  From time  to time  thereafter, and  subject to
                           Section 3.3(c), Gold Strike shall make additional cash capital contributions to the Joint Venture in an aggregate amount equal to the difference between (i) the Project Cost and
                           (ii) the sum of (A) the net proceeds from the Construction Financing and (B) the $30,000,000 contributed by Gold Strike pursuant to Section 3.3(a). The additional capital contributions referred to in the immediately preceding sentence shall be made at such time or times as required by the provider of the Construction Financing or at the time or times as the Managing Venturer reasonably determines necessary to coincide with the funding of the Project Cost.

                      (c) Notwithstanding Section 3.3(b), if Gold Strike shall have made additional cash capital contributions to the Joint Venture pursuant to Sections 3.3(a) and 3.3(b) aggregating at least $42,700,000, and the Managing Venturer reasonably determines that additional funds are required to pay the Project Cost, the Managing Venturer may, from time to time, call for equal additional cash capital contributions to the Joint Venture from each Venturer. In no event shall MR Sub be required to make additional cash capital contributions pursuant to this

                           Section 3.3(c) aggregating in excess of $15,000,000. Any additional cash capital contributions by MR Sub pursuant to this
                           Section 3.3(c) shall be made only at such time as Gold Strike shall make equal cash capital contributions pursuant to this Section 3.3(c)."

                 3.   Amendment to  Section 3.4.    The third  sentence of
                      Section 3.4 of the Joint Venture Agreement is amended to read in its entirety as follows:

                      "The acquisition cost of any other additional property shall be funded by equal additional capital contributions by each of the Venturers on or prior to the acquisition date, which shall not affect the respective obligations of the Venturers to make additional capital contributions to the Joint Venture pursuant to Sections 3.2 and 3.3."

                 4.   Amendment to Section 3.5.

                      (a)  The fifth  sentence of  the first  paragraph of
                           Section 3.5 of the Joint Venture Agreement is amended to read in its entirety as follows:

                           "For purposes of the immediately preceding sentence, the value of the Property contributed by MR Sub pursuant to Section 3.2(a) shall at all times be deemed to be equal to the aggregate amount of all cash capital contributions made by Gold Strike pursuant to Sections 3.3(a) and 3.3(b) (or made by MR Sub hereunder following a default by Gold Strike pursuant to Section 3.3(a) or 3.3(b))."

                      (b)  The first  sentence of  the third  paragraph of
                           Section 3.5 of the Joint Venture Agreement is amended to read in its entirety as follows:

                           "By way of illustration, assume that (i) MR Sub and Gold Strike each has a 50% Interest, (ii) MR Sub has previously contributed the Property and Gold Strike has previously contributed $30,000,000 pursuant to Sections 3.2(a) and 3.3(a), respectively and (iii) Gold Strike is required to contribute an additional $35,000,000 pursuant to Section 3.3(b)."

                 5. Amendment to Section 3.7. Section 3.7 of the Joint Venture Agreement is amended to read in its entirety as follows:

                      "Section 3.7 Loans by Venturers to the Joint Venture. If the Managing Venturer reasonably determines that the Joint Venture's existing funds (giving effect to funds available pursuant to existing third-party financing and amounts required to be contributed to the Joint Venture by the
                      Venturers pursuant to Sections 3.2 and 3.3) are insufficient to meet the Joint Venture's costs, expenses, obligations and liabilities, the Managing Venturer may offer to each Venturer the opportunity to advance funds to the Joint Venture in proportion to its respective Interest. No Venturer shall be required to advance funds to the Joint Venture, and neither Venturer shall be permitted to advance funds to the Joint Venture without the approval of each Venturer. All amounts so advanced shall take the form of an unsecured loan and shall bear interest at a floating rate equal to the Joint Venture's weighted average cost of borrowed funds (or, if the Joint Venture then has no borrowed funds, the published prime rate charged from time to time by Bank of America NT & SA). Such loans shall be repayable on demand but solely out of property or assets of the Joint Venture, in accordance with the provisions of Section 6.2(a) and Article 13 hereof, and no Venturer shall have any personal liability on account thereof, nor shall there be any recourse to such Venturer's assets. To the extent required by the terms of the Construction Financing or such other third-party financing obtained by the Joint Venture, repayment of such loans shall be subordinated to the prior repayment of the Construction Financing or other third-party financing. The provisions of this Section 3.7 are solely and exclusively for the benefit of the Venturers, may only be enforced by the Venturers and shall not inure to the benefit of, or be enforceable by, any third party, including without limitation any creditor of the Joint Venture."

                 6.   Amendment to Section 3.8.   Section 3.8  of the Loan
                      Agreement is amended to read in its entirety as follows:

                 "Section 3.8     Loans by  Third  Parties  to  the  Joint
                 Venture.  [Intentionally deleted.]"

                 7.   Amendment to Section  4.1.  The  fourth sentence  of
                      Section 4.1 of the Joint Venture Agreement is amended to read in its entirety as follows:

                      "In any event, without the approval of each Venturer, the aggregate principal amount of Construction Financing and all other Joint Venture indebtedness outstanding at any time shall not exceed $200,000,000."

                 8.   Amendment to  Section 5.2.    Section 5.2(e)  of the
                      Joint Venture Agreement is amended to read in its entirety as follows:

                      "(e) If the additional capital contributions of Gold Strike pursuant to Sections 3.3(a) and 3.3(b) hereof exceed the fair market value of the Property as agreed by the Venturers pursuant to Section 3.2(a) hereof, upon liquidation of the Joint Venture in accordance with Article 13 hereof, MR Sub shall be allocated items of income and gain, including gross income if necessary, equal to the excess of such additional capital contributions over such fair market value."

                 9.   Amendment to Section 13.1.   Section  13.1(h) of the
                      Joint Venture Agreement is amended to read in its entirety as follows:

                      "(h) [Intentionally deleted.]; or"

                 10. Facility Enhancements. The Venturers agree that, unless each Venturer otherwise consents, the Facility shall include each of the items listed on Appendix A to this Amendment.

                 11. Waiver of Right to Dissolve. Gold Strike hereby waives its right to elect to dissolve the Joint Venture pursuant to the first paragraph of Section
                      4.2 of the Joint Venture Agreement.

                 12. Confirmation. In all other respects, the terms and provisions of the Joint Venture Agreement are hereby confirmed and shall remain unchanged and in full force and effect.

                 IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                          MRGS CORP., a Nevada corporation


                                          By:    DANIEL R. LEE
                                                 ___________________________
                                                 Daniel R. Lee
                                                 Chief Financial Officer

                                          GOLD STRIKE L.V., a Nevada
                                          general partnership


                                          By:    M.S.E. Investments, Inc., a
                                                 Nevada corporation
                                          Title: General Partner


                                          By:    MICHAEL S. ENSIGN
                                                 ___________________________
                                                 Michael S. Ensign
                                                 President

                                    APPENDIX A
                                    __________

                      CONSTRUCTION ENHANCEMENTS AND UPGRADES
                      ______________________________________


 Enhance hotel registration area ...................................... $ 1,000,000
 Upgrade expansion of back of kitchen for coolers and freezer,
  dishwashers and room service kitchen.................................     750,000
 Improve pool and landscape.. .........................................     500,000
 Additional retail store in front approximately 4,000 sq. ft. at
  $200 per foot........................................................     800,000
 Two-pipe system in place of window units .............................   4,500,000
 Upgrade connection link between joint venture
  property and Beau Rivage.............................................     750,000
 Enhance bathrooms  including  granite  sink  top,
  marble  showers,  fixtures upgrade, wall covering, bathtubs..........   2,000,000
 Upgrade suites (335 suites x $1,408) .................................     500,000
 Upgrade room furnishings, carpet, larger armoire and wall covering ...   2,670,000
 Upgrade elevators main lobby and all 32 floors elevator lobbies ......   1,800,000
 Additional retail space in the Food Court ............................     500,000
 Upgrade interior and exterior lighting ...............................   1,000,000
 Additional banquet room (16,000 sq. ft. at $70), equipment
  and interior.........................................................   1,120,000
 Enhance entertainment feature with Marvel motion simulators ..........   1,500,000
 Expand credit department, collections, credit hosts (third
  floor above cage - 5,000 sq. ft. x $60) .............................     300,000
 Improve stage and lighting in showroom................................     900,000
 Improve signage on floors and in rooms ...............................     200,000
 Upgrade four high-roller suites (32nd floor) .........................   2,000,000
 VIP check-in lounge ..................................................     200,000
 Enhance storage, warehouse and offices by building
  basement (75,000 sq.  ft. at $60) ...................................   4,500,000

      Total Improvements ..............................................  27,490,000
      Construction Contingencies ......................................   5,000,000
                                                                        ___________
           GRAND TOTAL .............................................    $32,490,000
                                                                        ===========

                                     -8-